VAN WAGONER FUNDS, INC.

                       Supplement dated November 15, 1999
                     to the Prospectus dated April 30, 1999



This Supplement updates certain information contained in the Van Wagoner Funds, Inc. (the "Funds") Prospectus dated April 30, 1999. You should retain both the Supplement and the Prospectus for future reference. An additional copy of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

Effective November 15, 1999, the Van Wagoner Emerging Growth Fund and the Van Wagoner Micro-Cap Fund closed to new investors.

Shareholders with existing Emerging Growth Fund and Micro-Cap Fund accounts on that date will be able to open additional accounts and add to accounts through the reinvestment of dividends and cash distributions, if any, on any shares owned and through the purchase of additional shares. Financial planners and registered investment advisers whose clients beneficially own Emerging Growth Fund and Micro-Cap Fund shares may continue to purchase Fund shares. Investors who requested Fund information prior to November 15, 1999 may purchase shares of the Emerging Growth Fund and the Micro-Cap Fund. Accounts may not be opened in the Emerging Growth Fund and Micro-Cap Fund by means of an exchange from another existing Van Wagoner Funds account. Shareholders must maintain the minimum account value stated in the Prospectus or imposed by their broker-dealer.

The Emerging Growth Fund and the Micro-Cap Fund may resume sales to new investors at some future date, but have no present intention to do so.

The information provided above should be included on pages 2, 4 and 15 of the Prospectus dated April 30, 1999.